Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2
                                                   Distribution Date:  5/16/2005

Section 5.2 - Supplement                                    Class A         Class B       Collateral                Total
--------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                              0.00            0.00            0.00                    0.00

(ii)    Monthly Interest Distributed                       2,740,833.33      160,416.67      139,533.64            3,040,783.64
        Deficiency Amounts                                         0.00            0.00                                    0.00
        Additional Interest                                        0.00            0.00                                    0.00
        Accrued and Unpaid Interest                                                                0.00                    0.00

(iii)   Collections of Principal Receivables              82,118,632.80    4,665,831.41    6,532,163.97           93,316,628.19

(iv)    Collections of Finance Charge Receivables          7,598,014.41      431,705.36      604,387.51            8,634,107.28

(v)     Aggregate Amount of Principal Receivables                                                             32,714,161,504.22

                          Investor Interest              550,000,000.00   31,250,000.00   43,750,000.00          625,000,000.00
                          Adjusted Interest              550,000,000.00   31,250,000.00   43,750,000.00          625,000,000.00

                                              Series
        Floating Investor Percentage              1.91%          88.00%           5.00%           7.00%                 100.00%
        Fixed Investor Percentage                 1.91%          88.00%           5.00%           7.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                  95.82%
                30 to 59 days                                                                                             1.19%
                60 to 89 days                                                                                             0.89%
                90 or more days                                                                                           2.10%
                                                                                                              ------------------
                                            Total Receivables                                                           100.00%

(vii)   Investor Default Amount                            3,098,240.54      176,036.39      246,450.95            3,520,727.89

(viii)  Investor Charge-Offs                                       0.00            0.00            0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                 0.00            0.00            0.00                    0.00

(x)     Net Servicing Fee                                    458,333.33       26,041.67       36,458.33              520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                   10.06%

(xii)   Portfolio Supplemented Yield                                                                                     10.06%

(xiii)  Reallocated Monthly Principal                                              0.00            0.00                    0.00

(xiv)   Closing Investor Interest (Class A Adjusted)     550,000,000.00   31,250,000.00   43,750,000.00          625,000,000.00

(xv)    LIBOR                                                                                                          2.95375%

(xvi)   Principal Funding Account Balance                                                                                  0.00

(xvii)  Accumulation Shortfall                                                                                             0.00

(xviii) Principal Funding Investment Proceeds                                                                              0.00

(xix)   Principal Investment Funding Shortfall                                                                             0.00

(xx)    Available Funds                                    7,143,321.80      405,663.70      567,929.18            8,116,914.68

(xxi)   Certificate Rate                                       5.98000%        6.16000%        3.70375%
--------------------------------------------------------------------------------------------------------------------------------


        By:
                ----------------------------
        Name:   Patricia M. Garvey
        Title:  Vice President

                              Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3
                                                    Distribution Date: 5/16/2005

Section 5.2 - Supplement                                        Class A         Class B       Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                  0.00            0.00            0.00                     0.00

(ii)    Monthly Interest Distributed                           2,434,132.89      141,813.47      104,522.47             2,680,468.82
        Deficiency Amounts                                             0.00            0.00                                     0.00
        Additional Interest                                            0.00            0.00                                     0.00
        Accrued and Unpaid Interest                                                                    0.00                     0.00

(iii)   Collections of Principal Receivables                  61,511,783.09    3,494,969.01    4,893,141.89            69,899,893.99

(iv)    Collections of Finance Charge Receivables              5,691,368.67      323,371.49      452,737.23             6,467,477.40

(v)     Aggregate Amount of Principal Receivables                                                                  32,714,161,504.22

                                  Investor Interest          411,983,000.00   23,408,000.00   32,772,440.86           468,163,440.86
                                  Adjusted Interest          411,983,000.00   23,408,000.00   32,772,440.86           468,163,440.86

                                                     Series
        Floating Investor Percentage                   1.43%         88.00%           5.00%           7.00%                  100.00%
        Fixed Investor Percentage                      1.43%         88.00%           5.00%           7.00%                  100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.82%
                30 to 59 days                                                                                                  1.19%
                60 to 89 days                                                                                                  0.89%
                90 or more days                                                                                                2.10%
                                                                                                                  ------------------
                                                    Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                2,320,768.06      131,861.12      184,612.55             2,637,241.73

(viii)  Investor Charge-Offs                                           0.00            0.00            0.00                     0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                     0.00            0.00            0.00                     0.00

(x)     Net Servicing Fee                                        343,319.17       19,506.67       27,310.37               390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        10.05%

(xii)   Portfolio Supplemented Yield                                                                                          10.05%

(xiii)  Reallocated Monthly Principal                                                  0.00            0.00                     0.00

(xiv)   Closing Investor Interest (Class A Adjusted)         411,983,000.00   23,408,000.00   32,772,440.86           468,163,440.86

(xv)    LIBOR                                                                                                               2.95375%

(xvi)   Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xix)   Principal Investment Funding Shortfall                                                                                  0.00

(xx)    Available Funds                                        5,348,049.50      303,864.83      425,426.86             6,077,341.19

(xxi)   Certificate Rate                                           7.09000%        7.27000%        3.70375%
------------------------------------------------------------------------------------------------------------------------------------


        By:
                ------------------------------------
        Name:   Patricia M. Garvey
        Title:  Vice President